                                                                      Exhibit 17

                                 FORM OF PROXY

                                         FUND
                        A SERIES OF NORTH AMERICAN FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
              FOR SPECIAL MEETING OF SHAREHOLDERS -- June 1, 2000

   The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy
Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of American General Asset Management Corp. on June 1, 2000 at 10:00 a.m. (Eastern Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposals.

        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

         TO VOTE BY FAX, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                      AND FAX THE PROXY CARD TO          .

                                          NOTE: PLEASE SIGN EXACTLY AS YOUR
                                          NAME APPEARS ON THIS PROXY CARD. All
                                          joint owners should sign. When
                                          signing as executor, administrator,
                                          attorney, trustee or guardian or as
                                          custodian for a minor, please give
                                          full title as such. If a
                                          corporation, name and indicate the
                                          signer's office. If a partner, sign
                                          in the partnership name.

                                          _____________________________________
                                          Signature

                                          _____________________________________
                                          Signature (if held jointly)

                                          _____________________________________
                                          Date

I. Proposal to approve the Merger of         FOR   AGAINST   ABSTAIN
   the Fund named on the reverse
   side of this card, as described
   in the Prospectus/Proxy Statement
   and the relevant Agreement and
   Plan of Reorganization.

                                              [_]     [_]      [_]

   PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.